SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): August 30, 1996

                                  TRION, INC.
              (Exact name of registrant as specified in its charter)

                                 PENNSYLVANIA
                 (State or other jurisdiction of incorporation)

           0-3108		                  	  25-0922753 (I.R.S. Employer
    (Commission File No.)	              		  Identification No.)

         P.O. Box 760                      					27331-0760
      101 McNeill Road                       	  (Zip Code)
    Sanford, North Carolina
(Address of Principal Executive Offices)

   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (919) 775-2201


                               NOT APPLICABLE

     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

<p>

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On August 30, 1996 (the "Closing Date"), Trion, Inc. (the "Registrant") acquired all of the capital stock of Herrmidifier Company, Inc. ("Herrmidifier") pursuant to the Stock Purchase Agreement dated July 31, 1996, as amended (the "Stock Purchase Agreement") by and among the Registrant, Herrmidifier and all of the shareholders of Herrmidifier. In connection with the acquisition and as of the Closing Date, the shareholders of Herrmidifier delivered to the Registrant all of the outstanding shares of capital stock of Herrmidifier in exchange for 500,000 shares of common stock, par value $0.50 per share, of the Registrant (the "Common Stock"). The number of shares of Common Stock delivered to Herrmidifier pursuant to the Stock Purchase Agreement was determined by dividing (i) $3,000,000 (the agreed upon purchase price) by (ii) $6.00, which represents the floor of a range of closing sales price per share of Common Stock, as reported on the New York Stock Exchange Composite Tape as published in the Wall Street Journal (Southeast Edition), for the 20 Trading days ended August 29, 1996, which is the date prior to the date on which Herrmidifier and the Registrant consummated the Stock Purchase Agreement described herein. The transaction is structured to be accounted for as a pooling of interests.

As a result of the acquisition, the Registrant currently owns 100% of the outstanding capital stock of Herrmidifier. Herrmidifier, a closely held company organized under the laws of the state of Pennsylvania, and headquartered in Lancaster, Pennsylvania, manufactures humidification products for the residential, commercial and industrial markets. The acquisition of Herrmidifier is part of the Registrant's strategic plan to complement its internal growth with acquisitions that strengthen its core business in the indoor air quality (IAQ) market.

For additional information regarding the acquisition, reference is made to the Stock Purchase Agreement, as amended, incorporated herein by reference to Exhibits 2.1 and 2.2 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 16, 1996.

(b) Pro Forma Financial Information.

As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after September 16, 1996.
<p>

(c)  Exhibits.

The following exhibits are filed herewith or incorporated herein by reference, as noted:

Exhibit No.	Description

2.1	 	Stock Purchase Agreement dated July 31, 1996 among the
      Registrant, Herrmidifier Company, Inc. and all of the shareholders of Herrmidifier Company, Inc., incorporated herein by reference to Exhibit 2.1 of the Registrant's
      Quarterly Report on Form 10-Q for the quarter ended June 30, 1996

2.2	 	Amendment Number One to Stock Purchase Agreement dated
      August 30, 1996 among the Registrant, Herrmidifier Company,
      Inc. and all the shareholders of Herrmidifier Company, Inc.

99.1		Press Release dated August 30, 1996

<p>
                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRION, INC.

                                           By:


Date: September 16, 1996               				/s/ Steven L. Schneider
                             						       	Steven L. Schneider
                                           President and Chief Executive
                                           Officer


Date: September 16, 1996 	              			/s/ Calvin J. Monsma
                             							       Calvin J. Monsma
                                           Vice President and Chief Financial
                                           Officer